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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   edocs, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)


                 Delaware                            04-3423180
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       (State of incorporation or                  (IRS Employer
              organization)                     Identification No.)

    Two Apple Hill, 598 Worcester Road,
           Natick, Massachusetts                       01760
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  (Address of principal executive offices)           (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

              Securities Act registration statement file number to
                         which this form relates:   333--
                                                  -------------------
                                                     (If applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class          Name of each exchange on which
           to be so registered          each class is to be registered
           -------------------          ------------------------------

                  None                                N/A
           -------------------          ------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of Class)

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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

     Information concerning the common stock, par value $0.001 per share, of edocs, Inc. ("edocs") is contained under the caption "Description of Capital Stock" in edocs' Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on March 24, 2000, pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.


Item 2.  Exhibits
         --------

Exhibit No.    Exhibit
-----------    -------

     1 Certificate of Incorporation, as amended, of edocs currently in effect (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

     2 Form of Amended and Restated Certificate of Incorporation of edocs to be filed with the Secretary of State of Delaware and effective upon the effectiveness of the Registration Statement (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

     3 Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of edocs to be filed with the Secretary of State of Delaware and effective upon the closing of the offering (incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

     4 By-Laws of edocs currently in effect (incorporated herein by reference to Exhibit 3.4 to the Registration Statement).

     5 Form of Amended and Restated By-Laws of edocs to be effective upon the effectiveness of the Registration Statement (incorporated herein by reference to Exhibit 3.5 to the Registration Statement).

     6 Specimen certificate for shares of edocs' common stock (incorporated herein by reference to Exhibit 4.1 to the Registration Statement).


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                                   SIGNATURE
                                   ---------


   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              EDOCS, INC.



                              By:   /s/ Phyllis Doherty
                                    ---------------------------
                                    Phyllis Doherty
                                    Chief Financial Officer

Date: March 24, 2000